                                                                   Exhibit 99.3

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined statements of operations reflect the pro forma consolidated results of operations of IntraNet Solutions, Inc. ("IntraNet Solutions") for the years ended March 31, 1999, 1998, and 1997, and six months ended September 30, 1999 with those of InfoAccess, Inc. ("InfoAccess") for the years ended December 31, 1998, 1997, and 1996, and six months ended September 30, 1999, after giving effect to the September 16, 1999 Agreement and Plan of Merger (the "Merger Agreement") between IntraNet Solutions and InfoAccess, under the assumptions set forth in the accompanying notes. The unaudited pro forma condensed combined balance sheet combines the September 30, 1999 historical consolidated condensed balance sheet of IntraNet Solutions with the September 30, 1999 historical condensed balance sheet of InfoAccess after giving effect to the Merger Agreement, under the assumptions set forth in the accompanying notes. The pro forma condensed combined financial statements should be read in conjunction with the accompanying explanatory notes, the Merger Agreement dated September 16, 1999, the historical financial statements and related notes of IntraNet Solutions previously filed and the financial statements of InfoAccess appearing elsewhere in this Current Report on Form 8-K.

The periods presented conform to the fiscal year of the Registrant. The results of operations for the three months ended March 31, 1999 of InfoAccess were, for this presentation, recorded directly to retained earnings, having a positive effect of approximately $213,000.

                  INTRANET SOLUTIONS, INC. AND INFOACCESS, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AT SEPTEMBER 30, 1999
                                   (UNAUDITED)

                                                              INTRANET                       PRO FORMA        PRO FORMA
                                                              SOLUTIONS      INFOACCESS     ADJUSTMENTS        COMBINED
                                                            -------------   ------------    -----------      ------------
ASSETS
Current assets:
  Cash and cash equivalents.............................    $   2,518,002   $    743,599    $        --      $  3,261,601
  Short-term investments................................       25,858,354             --                       25,858,354
  Accounts receivable, net..............................        4,471,996        470,586                        4,942,582
  Current maturities of notes receivable................           97,000             --                           97,000
  Due from InfoAccess, Inc. ............................        1,183,750             --     (1,183,750)(a)            --
  Inventories...........................................          140,697         51,042                          191,739
  Prepaid royalties.....................................          679,108          8,170                          687,278
  Prepaid expenses and other current assets.............          268,582         40,000                          308,582
                                                            -------------   ------------    -----------      ------------
Total current assets....................................       35,217,489      1,313,397     (1,183,750)       35,347,136


Notes receivable, net of current maturities.............           52,244             --                           52,244
Property and equipment, net.............................        1,297,193         74,380                        1,371,573
Software licenses, net..................................               --        191,304                          191,304
Other...................................................          495,800             --                          495,800
                                                            -------------   ------------    -----------      ------------
Total assets............................................     $ 37,062,726   $  1,579,081    $(1,183,750)     $ 37,458,057
                                                            =============   ============    ===========      ============
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Current maturities of long-term obligations...........     $    173,177   $     22,374    $        --     $     195,551
  Accounts payable......................................          625,137         37,885                          663,022
  Due to IntraNet Solutions, Inc........................               --      1,183,750     (1,183,750)(a)            --
  Deferred revenues.....................................          848,176        262,498                        1,110,674
  Commissions payable...................................          302,254         19,951                          322,205
  Deferred compensation.................................               --         30,705                           30,705
  Accrued acquisition costs.............................        1,625,618             --                        1,625,618
  Accrued expenses......................................          399,639        137,061                          536,700
                                                            -------------   ------------    -----------      ------------
Total current liabilities...............................        3,974,001      1,694,224     (1,183,750)        4,484,475

Long-term obligations, net of current maturities                   15,183         20,585                           35,768
Deferred revenue, net of current portion................               --         55,694                           55,694
                                                            -------------   ------------    -----------      ------------
Total liabilities.......................................        3,989,184      1,770,503     (1,183,750)        4,575,937
                                                            -------------   ------------    -----------      ------------
Commitments and contingencies...........................               --                                              --

Shareholders' equity (deficit):
  Common stock..........................................          151,090      2,529,481     (2,511,447)(b)       169,124
  Additional paid-in capital............................       44,179,385        200,000      2,511,447 (b)    46,890,832
  Accumulated deficit...................................      (11,256,933)    (2,920,903)            --       (14,177,836)
                                                            -------------   ------------    -----------      ------------
  Total shareholders' equity (deficit)..................       33,073,542       (191,422)            --        32,882,120
                                                            -------------   ------------    -----------      ------------

Total liabilities and shareholders' equity (deficit)....     $ 37,062,726   $  1,579,081    $(1,183,750)     $ 37,458,057
                                                            =============   ============    ===========      ============

See accompanying notes to the pro forma condensed combined financial statements.

                  INTRANET SOLUTIONS, INC. AND INFOACCESS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1999
                                   (UNAUDITED)

                                                              Intranet
                                                             Solutions      Infoaccess
                                                           ----------------------------
                                                             March 31,     December 31,     Pro Forma      Pro Forma
                                                                1999           1998        Adjustments      Combined
                                                           -----------------------------------------------------------
Revenues:
 Product licenses......................................... $   6,826,952  $   2,476,521                  $   9,303,473
 Services.................................................     1,601,743        495,593                      2,097,336
 Hardware integration and support.........................     5,629,621             --                      5,629,621
                                                           -------------  -------------                  -------------
Total revenues............................................    14,058,316      2,972,114                     17,030,430
                                                           -------------  -------------                  -------------

Cost of revenues:
 Product licenses.........................................       662,741        148,361                        811,102
 Services.................................................     1,002,601        226,810                      1,229,411
 Hardware integration and support.........................     4,600,683             --                      4,600,683
                                                           -------------  -------------                  -------------
Total cost of revenues....................................     6,266,025        375,171                      6,641,196
                                                           -------------  -------------                  -------------

Gross profit..............................................     7,792,291      2,596,943                     10,389,234
                                                           -------------  -------------                  -------------

Operating expenses:
 Sales and marketing......................................     4,315,646      1,425,693                      5,741,339
 General and administrative...............................     2,929,037        647,449                      3,576,486
 Research and development.................................     1,342,394        872,325                      2,214,719
                                                           -------------  -------------                  -------------
Total operating expenses..................................     8,587,077      2,945,467                     11,532,544
                                                           -------------  -------------                  -------------

Loss from operations......................................      (794,786)      (348,524)                    (1,143,310)

Other:
 Gain on sale of hardware integration unit................       516,934             --                        516,934
 Interest income (expense), net ..........................       (54,823)      (154,332)                      (209,155)
 Other ...................................................            --         (1,392)                        (1,392)
                                                           -------------  --------------                 --------------

Loss from continuing operations...........................      (332,675)      (504,248)                      (836,923)

Discontinued operations:
  Loss on sale of distribution group......................      (111,103)            --                       (111,103)
  Loss from operations of distribution group..............      (410,361)            --                       (410,361)
                                                           -------------- -------------                  --------------

Net loss .................................................      (854,139)      (504,248)                    (1,358,387)

Preferred stock dividends and accretion...................      (718,333)            --                       (718,333)
                                                           -------------- -------------                  --------------

Loss attributable to common shareholders ................. $  (1,572,472) $    (504,248)                 $  (2,076,720)
                                                           ============== ==============                 ==============

Loss per common share - basic:
  Continuing operations................................... $       (0.03) $       (0.31)                $        (0.08)
  Net loss................................................ $       (0.09) $       (0.31)                $        (0.12)
  Loss attributable to common shareholders................ $       (0.17) $       (0.31)                $        (0.19)

Loss per common share - diluted:
  Continuing operations................................... $       (0.03) $       (0.31)                $        (0.08)
  Net loss................................................ $       (0.09) $       (0.31)                $        (0.12)
  Loss attributable to common shareholders................ $       (0.17) $       (0.31)                $        (0.19)

Weighted average common shares outstanding - basic........     9,508,886      1,641,637                     11,150,523
Weighted average common shares outstanding - diluted......     9,508,886      1,641,637                     11,150,523

See accompanying notes to the pro forma condensed combined financial statements.

                  INTRANET SOLUTIONS, INC. AND INFOACCESS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1998
                                   (UNAUDITED)

                                                              Intranet
                                                             Solutions      Infoaccess
                                                           ----------------------------
                                                             March 31,     December 31,     Pro Forma      Pro Forma
                                                                1998           1997        Adjustments      Combined
                                                           -----------------------------------------------------------
Revenues:
 Product licenses......................................... $   2,563,339  $   1,937,682                  $   4,501,021
 Services.................................................       409,335        824,104                      1,233,439
 Hardware integration and support.........................    16,477,121             --                     16,477,121
                                                           -------------  -------------                  -------------
Total revenues............................................    19,449,795      2,761,786                     22,211,581
                                                           -------------  -------------                  -------------

Cost of revenues:
 Product licenses.........................................       285,271        197,143                        482,414
 Services.................................................       284,517        512,386                        796,903
 Hardware integration and support.........................    12,883,240             --                     12,883,240
                                                           -------------  -------------                  -------------
Total cost of revenues....................................    13,453,028        709,529                     14,162,557
                                                           -------------  -------------                  -------------

Gross profit..............................................     5,996,767      2,052,257                      8,049,024
                                                           -------------  -------------                  -------------

Operating expenses:
 Sales and marketing......................................     3,130,885      1,375,102                      4,505,987
 General and administrative...............................     2,369,011        730,910                      3,099,921
 Research and development.................................     1,243,068        952,970                      2,196,038
                                                           -------------  -------------                  -------------
Total operating expenses..................................     6,742,964      3,058,982                      9,801,946
                                                           -------------  -------------                  -------------

Loss from operations......................................      (746,197)    (1,006,725)                    (1,752,922)

Other:
  Interest income (expense), net .........................      (332,109)        (7,987)                      (340,096)
  Other...................................................            --          6,430                          6,430
                                                           -------------  -------------                  -------------

Loss from continuing operations...........................    (1,078,306)    (1,008,282)                    (2,086,588)

Discontinued operations:
  Loss from operations of distribution group..............    (2,576,666)            --                     (2,576,666)
                                                           ------------- -------------                  --------------

Net loss .................................................    (3,654,972)    (1,008,282)                    (4,663,254)

Preferred stock dividends and accretion...................    (1,664,889)            --                     (1,664,889)
                                                           -------------- -------------                  --------------

Loss attributable to common shareholders ................. $  (5,319,861) $  (1,008,282)                 $  (6,328,143)
                                                           =============  =============                  =============

Loss per common share - basic:
  Continuing operations................................... $       (0.14) $       (0.64)                $        (0.22)
  Net loss................................................ $       (0.47) $       (0.64)                $        (0.50)
  Loss attributable to common shareholders................ $       (0.68) $       (0.64)                $        (0.67)

Loss per common share - diluted:
  Continuing operations................................... $       (0.14) $       (0.64)                $        (0.22)
  Net loss................................................ $       (0.47) $       (0.64)                $        (0.50)
  Loss attributable to common shareholders................ $       (0.68) $       (0.64)                $        (0.67)

Weighted average common shares outstanding - basic........     7,844,190      1,577,549                      9,421,739
Weighted average common shares outstanding - diluted......     7,844,190      1,577,549                      9,421,739

See accompanying notes to the pro forma condensed combined financial statements.

                  INTRANET SOLUTIONS, INC. AND INFOACCESS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1997
                                   (UNAUDITED)

                                                              Intranet
                                                             Solutions      Infoaccess
                                                           ------------------------------
                                                             March 31,     December 31,     Pro Forma      Pro Forma
                                                                1997           1996        Adjustments      Combined
                                                           -------------------------------------------------------------
Revenues:
 Product licenses......................................... $     885,620  $   3,100,695                  $   3,986,315
 Services.................................................        28,282      1,463,679                      1,491,961
 Hardware integration and support.........................    15,276,674             --                     15,276,674
                                                           -------------  -------------                  -------------
Total revenues............................................    16,190,576      4,564,374                     20,754,950
                                                           -------------  -------------                  -------------

Cost of revenues:
 Product licenses.........................................       229,935        258,848                        488,783
 Services.................................................        13,537        509,489                        523,026
 Hardware integration and support.........................    11,894,532             --                     11,894,532
                                                           -------------  -------------                  -------------
Total cost of revenues....................................    12,138,004        768,337                     12,906,341
                                                           -------------  -------------                  -------------

Gross profit..............................................     4,052,572      3,796,037                      7,848,609
                                                           -------------  -------------                  -------------

Operating expenses:
 Sales and marketing......................................     2,014,160      2,111,057                      4,125,217
 General and administrative...............................     1,983,591        552,710                      2,536,301
 Research and development.................................     1,115,782        820,730                      1,936,512
                                                           -------------  -------------                  -------------
Total operating expenses..................................     5,113,533      3,484,497                      8,598,030
                                                           -------------  -------------                  -------------

Income (loss) from operations.............................    (1,060,961)       311,540                       (749,421)

Other:
  Interest income (expense), net .........................      (127,747)        30,616                        (97,131)
  Other...................................................            --           (742)                          (742)
                                                           -------------  -------------                  --------------

Income (loss) from continuing operations..................    (1,188,708)       341,414                       (847,294)

Discontinued operations:
  Loss from operations of distribution group..............    (2,559,756)            --                     (2,559,756)
                                                           -------------  -------------                  --------------

Net income (loss) ........................................ $  (3,748,464) $     341,414                  $  (3,407,050)
                                                           =============  =============                  =============

Income (loss) per common share - basic:
  Continuing operations................................... $       (0.19) $        0.22                  $       (0.11)
  Net income (loss) ...................................... $       (0.58) $        0.22                  $       (0.43)

Income (loss) per common share - diluted:
  Continuing operations................................... $       (0.19) $        0.19                  $       (0.11)
  Net income (loss) ...................................... $       (0.58) $        0.19                  $       (0.43)

Weighted average common shares outstanding - basic........     6,418,111      1,561,506                      7,979,617
Weighted average common shares outstanding - diluted......     6,418,111      1,761,119                      7,979,617

See accompanying notes to the pro forma condensed combined financial statements.

                  INTRANET SOLUTIONS, INC. AND INFOACCESS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
                                   (UNAUDITED)

                                                              Intranet                      Pro Forma      Pro Forma
                                                             Solutions      Infoaccess     Adjustments      Combined
                                                           -------------------------------------------------------------
Revenues:
 Product licenses......................................... $   5,448,541  $   1,575,054                  $   7,023,595
 Services.................................................     1,721,273        276,175                      1,997,448
                                                           -------------  -------------                  -------------
Total revenues............................................     7,169,814      1,851,229                      9,021,043
                                                           -------------  -------------                  -------------

Cost of revenues:
 Product licenses.........................................       666,112         59,055                        725,167
 Services.................................................       872,235         92,749                        964,984
                                                           -------------  -------------                  -------------
Total cost of revenues....................................     1,538,347        151,804                      1,690,151
                                                           -------------  -------------                  -------------

Gross profit..............................................     5,631,467      1,699,425                      7,330,892
                                                           -------------  -------------                  -------------

Operating expenses:
 Sales and marketing......................................     3,395,088        600,372                      3,995,460
 General and administrative...............................     1,395,316        382,241                      1,777,557
 Research and development.................................       843,350        303,583                      1,146,933
 Merger and acquisition costs.............................     1,063,154        909,050                      1,972,204
                                                           -------------  -------------                  -------------
Total operating expenses..................................     6,696,908      2,195,246                      8,892,154
                                                           -------------  -------------                  -------------

Loss from operations......................................    (1,065,441)      (495,821)                    (1,561,262)

Interest income (expense), net ...........................       445,674        (51,480)                       394,194
                                                           -------------  --------------                 -------------

Net loss ................................................. $    (619,767) $    (547,301)                 $  (1,167,068)
                                                           ============== ==============                 ==============

Net loss per common share - basic ........................ $       (0.05) $       (0.33)                 $       (0.08)

Net loss per common share - diluted ...................... $       (0.05) $       (0.33)                 $       (0.08)

Weighted average common shares outstanding - basic........    13,438,353      1,649,524                     15,087,877
Weighted average common shares outstanding - diluted......    13,438,353      1,649,524                     15,087,877

See accompanying notes to the pro forma condensed combined financial statements.

                    INTRANET SOLUTIONS, INC. AND SUBSIDIARIES

Notes to Pro Forma Condensed Combined Financial Statements (unaudited)

(1)      Basis of Presentation

On September 29, 1999 (the "Effective Date"), Intranet Solutions, Inc. ("IntraNet Solutions") completed its acquisition of InfoAccess, Inc. ("InfoAccess"). Pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among IntraNet Solutions, IntraNet Solutions (Washington), Inc. (the "Merger Sub"), a wholly owned subsidiary of IntraNet Solutions, InfoAccess and certain Significant Shareholders of InfoAccess, dated as of September 16, 1999, the Merger Sub was merged with and into InfoAccess (the "Merger")and InfoAccess became a wholly owned subsidiary of IntraNet Solutions. Each share of InfoAccess common stock outstanding as of the time of the merger was converted into the right to receive 0.31230 shares of common stock of IntraNet Solutions, subject to the reservation of 10% of the aggregate amount of such shares to satisfy potential claims for indemnification by IntraNet Solutions under the Merger Agreement. An aggregate of 1,803,385 shares of common stock of IntraNet Solutions were issued in the merger in exchange for the 5,774,530 shares of common stock of InfoAccess outstanding at the time of the merger.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, giving effect to the Merger as accounted for by the pooling of interests method.

(2)      Pro Forma Adjustments

    (a) Reflects the elimination of intercompany charges incurred post-acquisition between IntraNet Solutions and InfoAccess.
    (b) Reflects the issuance of 1,803,385 shares of IntraNet Solutions stock in exchange for all the outstanding shares of InfoAccess common stock as of September 29, 1999.

(3) Until the time of the merger, InfoAccess had elected under Subchapter S of the Internal Revenue Code not to be taxed as a corporation. Due to combined pro-forma losses of InfoAccess and IntraNet Solutions, no income tax provision has been recorded in the accompanying pro forma condensed combined statements of operations.